Supplement dated November 27, 2012

to the Class A, Class B, Class C, and Class P Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

(as supplemented on March 16, 2012, March 29, 2012, April 9, 2012, April 20, 2012,
May 11, 2012, June 15, 2012, July 17, 2012, July 27, 2012, September 14, 2012, and November 13, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

International Emerging Markets Fund

On or about December 6, 2012, under the Sub-Advisor(s) and Portfolio Manager(s) heading, add the following:

•         Mohammed Zaidi (since 2012), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors

On or about December 6, 2012, under the Principal Global Investors, LLC (“PGI”) heading, add the following:

Mohammed Zaidi returned to PGI in 2012, where he formerly worked from 2001 to 2006. As a co-employee of PGI and Principal Global Investors (Singapore) Limited, Mr. Zaidi manages Principal Fund assets as an employee of PGI.  Previously, he was with Martin Currie Investment Management and Scottish Widows Investment Partnership. He earned a bachelor’s degree in Economics from the Wharton School of University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.